Pledge and Security Agreement



                          PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT (the "Agreement") dated as of January 31, 2000, is by and between OHIO LITHO, INC., a Delaware corporation ("Pledgor"), whose street address is 1301 Capital of Texas Highway, Suite C-300, Austin, Texas 78746-6550, for the benefit of BANK OF AMERICA, N.A., a national banking association ("B of A"), whose street address is 901 Main Street, Dallas, Texas 75202, not in its individual capacity but solely as administrative agent for itself and each of the other banks or lending institutions (each, a "Lender" and collectively, the "Lender") which is or may from time to time become a party to the Loan Agreement (as hereinbelow defined) (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                R E C I T A L S:

     A. Prime Medical Services, Inc., a Delaware corporation ("Borrower"), has entered into that certain Fourth Amended and Restated Loan Agreement dated as of the date hereof with B of A as Administrative Agent and as a Lender, BankBoston, N.A., as Documentation Agent and as a Lender, and the other Lenders from time to time party thereto, as amended, waived, restated, and supplemented from time to time ("Loan Agreement").

         B. Pledgor and certain other guarantors have executed that certain Guaranty Agreement dated as of the date hereof (as the same may be amended, supplemented or modified from time to time, the "Guaranty"), pursuant to which Pledgor has guaranteed to the Agents (as defined in the Loan Agreement) and the Lenders the full and complete payment and performance of the liabilities, obligations, and indebtedness of the Borrower to the Agents and the Lenders under the Loan Documents (as defined in the Loan Agreement).

     C. As a condition to entering into the Loan Agreement, Pledgor must execute and deliver this Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor agrees with the Administrative Agent as follows:

                                    ARTICLE I

                                   DEFINITIONS

         (a) Each term used herein and defined in the Loan Agreement shall have the meaning assigned to it in the Loan Agreement, unless otherwise defined herein or the context otherwise requires.

         (b) In addition, as used herein, the following terms shall, unless otherwise indicated, have the following meanings:

         "Borrower" has the meaning set forth in the recitals.

         "Code" shall mean the Uniform Commercial Code as in effect in the State of Texas.


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                                                   Pledge and Security Agreement

                                        3



         "Collateral" shall mean the assets and interests of Pledgor identified in Section 2.1 hereof.

         "Event of  Default"  shall have the  meaning  assigned  to such term in
Section 5.1.

         "Guaranty" shall mean that certain Guaranty Agreement dated as of the date hereof, executed by Pledgor and certain other guarantors for the benefit of the Agents and the Lenders, guaranteeing the full payment and performance of the Obligations, as amended, modified, confirmed, and extended from time to time.

         "Partnerships" shall mean (a) those partnerships and limited liability companies listed on Exhibit A attached hereto and incorporated herein by reference, as such partnerships or limited liability companies exist or may hereinafter be restated, amended or restructured, (b) any partnership, joint venture, or limited liability company in which Pledgor shall, at any time, become a limited or general partner, venturer, or member, or (c) any partnership, joint venture or corporation formed as a result of the restructure, reorganization or amendment of the Partnerships.

         "Partnership Agreements" shall mean (a) those agreements listed on Exhibit B attached hereto and incorporated herein by reference (together with any modifications, amendments or restatements thereof), and (b) partnership agreements, joint venture agreements, or organizational agreements for any of the partnerships, joint ventures, or limited liability companies described in clause (b) of the definition of "Partnerships" above (together with any modifications, amendments or restatements thereof), and "Partnership Agreement" means any one of the Partnership Agreements.

         "Pledged Partnership Interests" shall mean all of Pledgor's partnership interests, whether general or limited, venture, or membership interests, in the Partnerships, including, without limitation, all of Pledgor's right, title and interest now or hereafter accruing under the Partnership Agreements with respect to any interest now owned or hereafter acquired or owned by Pledgor in the Partnerships, and including all distributions, allocations, proceeds, fees, preferences, payments or other benefits, which Pledgor now is or may hereafter become entitled to receive with respect to such interests in the Partnerships and with respect to the repayment of all loans now or hereafter made by Pledgor to the Partnerships, and Pledgor's undivided percentage interest in the assets of the Partnerships.

         "Secured  Indebtedness" shall have the meaning assigned to such term in
Section 2.1(c) hereof.

         "Security Interests" shall mean the pledge, collateral assignment, and security interests securing the Secured Indebtedness, including (i) the pledge and security interest in the Pledged Partnership Interests granted in this Agreement and (ii) all other security interests created or assigned as additional security for the Secured Indebtedness pursuant to the provisions of this Agreement.

         (c) Whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa.


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                                   ARTICLE II

                            COLLATERAL AND OBLIGATION

         SECTION 2.1       Grant of Security Interest.
                           --------------------------

         (a) As collateral security for Secured Indebtedness, Pledgor hereby pledges and grants to the Administrative Agent, for the benefit of the Lenders, a first priority lien on and security interest in and to, and agrees and acknowledges that the Administrative Agent has, and shall continue to have, a security interest in and to, and assigns, transfers, pledges and conveys to the Administrative Agent, all of Pledgor's right, title and interest in and to the following described collateral (the "Collateral") now owned or hereafter acquired, wherever located, howsoever arising or created, and whether now existing or hereafter arising, existing or created:

                    (i) the Pledged Partnership Interests and all rights of Pledgor with respect thereto and all proceeds, income and profits therefrom;

                  (ii) all of Pledgor's distribution rights, income rights, liquidation interest, accounts, contract rights, general intangibles, notes, instruments, drafts and documents relating to the Pledged Partnership Interests;

                  (iii) to the extent attributable to the Pledged Partnership Interests, all promissory notes, notes receivable, accounts, accounts receivable and instruments owned or held by Pledgor or, in which Pledgor owns or holds an interest, evidencing obligations of the Partnerships;

                  (iv) all liens, security interests, collateral, property and assets securing any of the promissory notes, notes receivables, instruments, accounts receivable and other claims and interest described in clause
                           (iii) above;

                    (v) all books, files, computer records, computer software, electronic information and other files, records or information relating to any or all of the foregoing; and

                  (vi) all substitutions, replacements, products, proceeds, income and profits arising from any of the foregoing; including without limitation insurance proceeds.

         (b) The Security Interests are granted and the Collateral is collaterally assigned as security only and shall not subject the Administrative Agent or any holder of the Secured Indebtedness to, or transfer or in any way affect or modify, any obligation or liability of Pledgor with respect to any of the Collateral.

         (c) The Collateral shall secure the following obligations, indebtedness, and liabilities (whether at stated maturity, by acceleration or otherwise) (all such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Secured Indebtedness"):

                    (i) the Obligations and the obligations, liabilities and indebtedness of Pledgor to the Agents and the Lenders under the Guaranty;



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                  (ii)     all reasonable costs and expenses, including, without
                           limitation, all reasonable attorneys' fees and legal expenses, incurred by any of the Agents or any Lender to preserve and maintain the Collateral, collect the
                           obligations   herein  described,   and  enforce  this
                           Agreement; and

          (iii)all extensions, renewals, and modifications of any of the foregoing.

     SECTION 2.2 Consent. To the extent any Partnership Agreement requires the consent or agreement of Pledgor to the transfer, conveyance, or encumbrance as security for the Secured Indebtedness of all or any portion of the Pledged Partnership Interests, Pledgor hereby irrevocably consents to (a) the grant of the security interest described in Section 2.1 of this Agreement, and (b) any transfer or conveyance of the Pledged Partnership Interests pursuant to the Administrative Agent's exercise of its rights and remedies under Section 5.4 of this Agreement or under any other Loan Document.

         SECTION 2.3 Pledgor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) Pledgor shall remain liable under the Partnership Agreements to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Administrative Agent nor any Lender shall have any obligation or liability under the Partnership Agreements by reason of this Agreement, nor shall the Administrative Agent or any Lender be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Pledgor hereby represents and warrants to the Administrative Agent as follows:

         (a) Pledgor has good and indefeasible title to the Pledged Partnership Interests and other Collateral free and clear of any Lien except for the Security Interests created by this Agreement and the security interests granted in favor of Bank of America, N.A., as Administrative Agent ("Refractive
Administrative Agent") under the Loan Agreement dated the date hereof (the "Refractive Loan Agreement") among Prime Refractive Management, L.L.C., Refractive Administrative Agent, BankBoston, N.A., as documentation agent, and the lenders from time to time party thereto ("Refractive Lenders"), and has all necessary authority to pledge and collaterally assign the Pledged Partnership Interests and other Collateral as security for the Secured Obligations and such assignment and transfer is not contrary to or in conflict with the Partnership Agreements or any other agreement;

         (b) No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Agreement or those in favor of Refractive Administrative Agent;

     (c) This Agreement has been duly executed and delivered by Pledgor and is the legal and binding obligation of Pledgor enforceable in accordance with its terms;


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         (d) Upon  execution  of this  Agreement  and an  appropriate  financing statement by Pledgor and the recording of the financing statement in the appropriate office, the Administrative Agent will have a valid, first and prior perfected security interest in the Collateral;

         (e) Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions hereby contemplated, nor compliance with the terms and provisions hereof, will contravene or materially conflict with (i) any material provision of law, statute or regulation to which Pledgor or the Partnerships is subject or (ii) any judgment, license, order or permit applicable to Pledgor or the Partnerships. No consent, approval, authorization or order of any court, governmental authority, partner or third party is required that has not been received or taken (i) for the grant by Pledgor of the Security Interests, (ii) for the execution, delivery or performance of this Agreement by Pledgor, (iii) for the perfection of the Security Interests, or
(iv) except for such notices as are required by the Code or the Loan Agreement, for the exercise by the Administrative Agent of its rights and remedies hereunder (provided, however, that the purchaser of the Collateral at any sale thereof pursuant to Section 5.4 hereof may be required to obtain the consent of the partners in the Partnerships and/or satisfy other conditions set forth in the Partnership Agreements prior to such purchaser's admission as a partner in the Partnership);

     (f) The chief executive office and principal place of business of Pledgor is in Austin, Travis County, Texas; and

         (g) To the best knowledge and belief of Pledgor, Pledgor has fully performed each and every one of his obligations and duties under the Partnership Agreements on or prior to the date due; Pledgor has not received any notice of any default in the performance of his obligations under the Partnership Agreements or of any situation which could give rise to such an event of default thereunder.

                                   ARTICLE IV

                               PLEDGOR'S COVENANTS

         Pledgor hereby covenants and agrees with the Administrative Agent that until the Secured Indebtedness is paid and performed in full:

     (a) Pledgor will not cause, permit or consent to any amendment or modification to the Partnership Agreements in effect as of the date hereof except as permitted in the Loan Agreement;

         (b) Pledgor will pay and discharge promptly when due all taxes, assessments, forced contributions, governmental charges, fines, penalties, and any other lawful claims, of every description, payable by Pledgor with respect to (or which, if not paid could result in an encumbrance upon) any of the Collateral, except as otherwise permitted by the terms of the Loan Agreement. In the event that Pledgor should, for any reason, fail to pay and discharge promptly any taxes, assessments, forced contributions, governmental charges, fines, or penalties when due (subject to the provisions of the Loan Agreement), then the Administrative Agent shall be authorized, but shall not be obligated, to pay the same, with full subrogation to all rights of any Person by reason of such payment, and the amounts so paid, together with interest thereon as provided herein, shall be secured by the Security Interests;


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         (c) Pledgor will not sell, transfer, mortgage or otherwise encumber any
Collateral in any manner, except for the security interest in favor of Refractive Administrative Agent, without first obtaining the written consent of the Administrative Agent. Any written consent to any such sale, mortgage, transfer or encumbrance shall not be construed to be a waiver of this provision in respect of any subsequent proposed sale, mortgage, transfer or encumbrance;

         (d) Pledgor will, at its expense and in such manner and form as the Administrative Agent may from time to time reasonably require, execute, deliver, file and record any financing statement, specific assignment or other instruments, certificates or papers and take any other action that may be necessary or desirable, or that the Administrative Agent may from time to time reasonably request, in order to create, preserve, perfect or validate any Security Interest or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. In the event, for any reason, that the law of any jurisdiction other than the State of Texas becomes or is applicable to the Collateral, or any part thereof, Pledgor agrees to execute and deliver all such instruments and to do all such other things that may be necessary or appropriate to preserve, protect and enforce the Security Interests of the Administrative Agent under the law of such other jurisdiction, to at least the same extent that the Security Interests would be protected under the Code. To the extent permitted by applicable law, Pledgor hereby authorizes the Administrative Agent to execute and file, in the name of Pledgor or otherwise, Uniform Commercial Code financing statements that the Administrative Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests;

         (e) If Pledgor receives, by virtue of being or having been an owner of any of the Collateral, any notes, other instruments, options, cash distributions or any other distribution, resulting from a Capital Event (hereinafter defined) Pledgor shall receive the same in trust for the benefit of the Administrative Agent, shall immediately notify the Administrative Agent of such receipt and shall immediately take all such actions and execute all such documents as the Administrative Agent deems necessary or appropriate to continue or create as first and prior perfected Liens, in favor of the Administrative Agent covering such notes, other instruments, options, cash distributions. As used herein, the term "Capital Event" shall mean any event generating or resulting in revenues not attributable to the normal business operations of the Partnerships including without limitation, any mortgaging of assets, refinancing of existing indebtedness of any Partnership, condemnation of any assets of any Partnership, sale or transfer of any assets of any Partnership outside the ordinary course of business, or payment of insurance proceeds. At all times other than during the continuance of an Event of Default, Pledgor shall be entitled to receive free from the security interest hereof any note, other instrument, option, cash distribution or any other distribution resulting from any event other than a Capital Event;

         (f) Pledgor will notify the Administrative Agent in writing prior to the removal of Pledgor's chief executive office or principal place of business from the State of Texas;

         (g) Pledgor shall cause to be obtained any and all waivers and consents necessary to make effective the grant contained in and to perfect the security interest granted to the Administrative Agent pursuant to Section 2.1 hereof, including without limitation, all necessary waivers and consents from the other partners, if any, of each Partnership;

         (h) Pledgor shall perform fully all obligations imposed upon it by any agreements or instruments concerning all or any part of the Collateral, including without limitation the Partnership Agreements and shall maintain in full force and effect all such agreements and instruments, and shall not amend or modify, or consent to the amendment or modification of such agreements or instruments, without the prior written consent of the Administrative Agent; and


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         (i)  Pledgor  shall  promptly  notify the  Administrative  Agent of any material adverse change in any material fact or material circumstance warranted or represented by Pledgor in this Agreement or in any other writing furnished by Pledgor to the Administrative Agent in connection with the Collateral or the Secured Indebtedness, and shall promptly notify the Administrative Agent of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the Security Interests herein, and, at the request of the Administrative Agent, shall appear and defend, at Pledgor's expense, any such action or proceeding.

                                    ARTICLE V

                    GENERAL AUTHORITY AND POWERS AND REMEDIES

         SECTION 5.1       Events of Default.
                           -----------------

         Pledgor shall be in default under this Agreement upon the happening of any of the following events or conditions (hereinafter called an "Event of Default"):

         (a)      An Event of Default under the Loan Agreement shall occur; or

     (b) The ownership of any of the Collateral becomes vested in a person or entity other than Pledgor, except as permitted hereunder; or

     (c) The Administrative Agent's Liens in any of the Collateral should become unenforceable, or cease to be first priority Liens.

         SECTION 5.2 Right to Receive Distributions. The Administrative Agent shall have the right, at any time following the occurrence and during the continuation of an Event of Default, to receive all payments and distributions made to Pledgor upon or with respect to the Collateral and Pledgor agrees to take all such action as the Administrative Agent may reasonably deem necessary or appropriate to give effect to such right.

         SECTION 5.3 General Authority. Pledgor hereby irrevocably appoints the Administrative Agent, and its successors and assigns, the true and lawful attorney-in-fact of Pledgor, with full power of substitution, in the name of Pledgor, for the sole use and benefit of the Administrative Agent, but at Pledgor's expense, to the extent permitted by law to exercise, at any time and from time to time following the occurrence and during the continuance of an Event of Default, all or any of the following powers with respect to all or any of the Collateral:

     (a) to ask, demand, sue for, collect, receive and give acquittance and receipts for any and all monies due or to become due upon or by virtue thereof;

     (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) preceding;

     (c) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

         (d) subject to Section 5.4 hereof, to sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof as fully and effectually as if the Administrative Agent were the absolute owner thereof; and

     (e) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto.

In addition, the Administrative Agent, at any time, either before or after an Event of Default, shall have the right, together with such accountants and other agents or representatives as they may from time to time designate, to visit and inspect the Partnerships' properties, assets, books, records and documents and to discuss the Partnerships' affairs, finances and accounts with Pledgor's and the Partnerships' representatives, officers or directors, during all business hours as the Administrative Agent may designate, and to make and take away copies of the Partnerships' records at the Administrative Agent's expense. Pledgor shall furnish to Administrative Agent any information reasonably requested by the Administrative Agent in connection with the Collateral. Pledgor will maintain complete and accurate books and records regarding the Collateral.

         SECTION 5.4       Remedies Upon Default.
                           ---------------------

         (a) If any Event of Default shall have occurred and is continuing, the Administrative Agent, at its option, without demand, presentment, notice of acceleration, intention to accelerate or other notice (which are fully waived) may:

                  (1) exercise all the rights of a secured party under the Code (whether or not the Code is in effect in the jurisdiction where such rights are exercise, unless prohibited by applicable law).

               (2) apply the cash, if any, then held by the Administrative Agent as Collateral as specified in Section 5.6.

                  (3) sell all of the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may reasonably deem satisfactory. Upon the Administrative Agent's demand, Pledgor will take all steps necessary to prepare the Collateral for and otherwise assist in any proposed disposition of the Collateral. Any holder of the Secured Indebtedness may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same absolutely, free from any right or claim of whatsoever kind. Any holder of the Secured Indebtedness shall have the right to offset the amount of its bid against an equal amount of the Secured Indebtedness held by such holder.

         Pledgor agrees that, because of the Securities Act of 1933, as amended, or any other laws or regulations, and for other reasons, there may be legal and/or practical restrictions or limitations affecting the Administrative Agent in any attempts to dispose of certain portions of the Collateral and for the enforcement of their rights. For these reasons, the Administrative Agent is hereby authorized by Pledgor, but not obligated, upon the occurrence and during the continuation of an Event of Default, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other laws or regulations, at a reasonable price at such private sale or other distribution in the manner mentioned above. Pledgor understands that the Administrative Agent may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part or party thereof, than would otherwise be obtainable if such collateral were either afforded to a larger number or potential purchasers, or registered or sold in the open market. Pledgor agrees that such private sale shall be deemed to have been made in a commercially reasonable manner, and that the Administrative Agent has no obligation to delay sale of any Collateral to permit the issuer thereof to register it for public sale under any applicable federal or state securities laws.

         The Administrative Agent is authorized, in connection with any such sale (i) to restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Collateral and (ii) to impose such other limitations or conditions in connection with any such sale as the Administrative Agent reasonably deems necessary in order to comply with applicable law. Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Administrative Agent reasonably deems necessary in order that any such sale may be made in compliance with applicable law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of Pledgor of whatsoever kind, including any equity or right of redemption of Pledgor. Pledgor, to the extent permitted by applicable law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

         Pledgor agrees that five (5) days' written notice from the Administrative Agent to Pledgor of the Administrative Agent's intention to make any such public or private sale or sale at a broker's board or on a securities exchange shall constitute "reasonable notification" within the meaning of Section 9-504(c) of the Code. Such notice shall
         (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such a sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered to sale at such board or exchange and
         (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may reasonably determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

         In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and in case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         (b) Without the limiting the foregoing, or imposing upon the Administrative Agent any obligations or duties not required by applicable law, Pledgor acknowledges and agrees that, in foreclosing upon any of the Collateral, or exercising any other rights or remedies provided the Administrative Agent hereunder or under applicable law, the Administrative Agent may, but shall not be required to (1) qualify or restrict prospective purchasers of the Collateral by requiring evidence of sophistication and/or creditworthiness, and requiring the execution and delivery of confidentiality agreements or other documents and agreements as a condition to such prospective purchasers' receipt of information regarding the Collateral or participation in any public or private foreclosure sale process; (2) provide to prospective purchasers the Partnership Agreements and business and financial information regarding the Partnerships available in the files of the Administrative Agent at the time of commencing the foreclosure process, without the requirement that the Administrative Agent obtain, or seek to obtain, any updated business or financial information or Partnership Agreements, or verify, or certify to prospective purchasers, the accuracy of any such business or financial information or Partnership Agreements; (3) sell at foreclosure all, or a portion but not all, of the rights, titles and interests of Pledgor in a particular Partnership or group of Partnerships; it being further specifically acknowledged by Pledgor that limitations or potential limitations on the transfer of certain Collateral under the Partnership Agreements or other applicable agreements or law may limit the Administrative Agent's right or ability to foreclose upon or sell certain rights, titles and interests of Pledgor in the Partnerships; (4) offer for sale, and sell, partnership interests either with, or without, first employing an appraiser, investment banker, or broker with respect to the evaluation of Collateral, the solicitation of purchasers for Collateral, or the manner of sale of Collateral.

         (c) The Administrative Agent shall have all rights, remedies and recourse granted in the Loan Agreement and the other Loan Documents or existing at common law or equity (including specifically those granted by the Code), and such rights and remedies (1) shall be cumulative and concurrent, (2) may be pursued separately, successively or concurrently against Pledgor and any party obligated to pay or perform the Obligations, any of the Collateral, or any other security for any of the Obligations, at the sole discretion of the Administrative Agent, and (3) may be exercised as often as occasion therefor shall arise, it being agreed by Pledgor that the exercise or failure to exercise any such rights or remedies shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse.

         (d) Notwithstanding a foreclosure upon any of the Collateral or exercise of any other remedy by the Administrative Agent in connection with an Event of Default, Pledgor shall not be subrogated thereby to any rights of the Administrative Agent against the Collateral or any other security for any of the Obligations. Pledgor shall not be deemed to be the owner of any interest in any of the Obligations until all of the Obligations have been paid to the Administrative Agent and are fully performed and discharged.

         (e) All recitals in any instrument of assignment or any other instrument executed by the Administrative Agent incident to the sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof hereunder shall be presumptive evidence of the matters stated therein and all prerequisites of such sale or other action contained in such recitals shall be presumed to have been performed or to have occurred.

         SECTION 5.5 Waivers by Pledgor. In case of any Event of Default, neither Pledgor nor anyone claiming by, through or under Pledgor, to the extent Pledgor may lawfully so agree, shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any of the Collateral is situated for purposes of applicable law, in order to prevent or hinder the enforcement of this Agreement, or the absolute sale of the Collateral, or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereof; and Pledgor in Pledgor's own right and for all who may claim under Pledgor, hereby waives, to the fullest extent that Pledgor may lawfully do so, the benefit of any and all right to have the Collateral marshaled upon any enforcement of the Security Interests herein granted, and Pledgor agrees that the Administrative Agent or any court having jurisdiction to enforce the Security Interests may sell the Collateral in parts or as an entirety.

         SECTION 5.6 Application of Proceeds. The Administrative Agent shall apply the proceeds of any foreclosure sale or other realization upon the Collateral as follows (as modified, if necessary, by the requirements of applicable law):

         (a) First,  to the payment of all reasonable  costs and expenses of any
foreclosure   and  collection   hereunder  and  all  proceedings  in  connection
therewith, including reasonable compensation to Administrative Agent's counsel;

         (b) Then, to the reimbursement of the Administrative Agent for all disbursements made by the Administrative Agent for taxes, assessments or liens superior to the Security Interests and which the Administrative Agent shall deem expedient to pay;

     (c) Then, to the reimbursement of the Administrative Agent for any other disbursements made by, or reasonable expenses incurred by, the Administrative Agent in accordance with the terms hereof;

     (d) Then, to the Secured Indebtedness, in any manner determined by the Administrative Agent in its sole discretion;

     (e) Then, to the Refractive Administrative Agent until all secured obligations of Pledgor to it and Refractive Lenders have been paid; and

     (f)      The remainder of such proceeds, if any, shall be paid to Pledgor.

         The foregoing application provisions shall apply not only to proceeds resulting from foreclosure but also to proceeds or distributions resulting from any other claim, (including claims made in bankruptcy proceedings), action or proceeding to enforce or protect the Administrative Agent's lien in the Collateral.

         SECTION 5.7 Enforcement of Secured Indebtedness. Nothing in this Agreement shall affect or impair the unconditional and absolute right of the Administrative Agent to enforce the Secured Indebtedness as and when the same shall become due in accordance with the terms of the Loan Documents whether by acceleration or otherwise.

                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Uniform Commercial Code in effect and applicable hereto.

         SECTION 6.2 Headings. The headings of articles and sections herein are inserted only for convenience and shall in no way define, describe or limit the scope or intent of any provision of this Agreement.

         SECTION 6.3 Amendments. No change, amendment, modification, cancellation or discharge of any provision of this Agreement shall be valid unless consented to in writing by the Administrative Agent and Pledgor (subject to the terms of the Loan Agreement).

         SECTION 6.4 Assignment of the Administrative Agent's Rights. The Administrative Agent shall have the right to assign all or any portion of its rights under this Agreement to any subsequent holder or holders of the Obligations.

         SECTION 6.5 Parties in Interest. As and when used herein, the term "Pledgor" shall mean and include Pledgor herein named and his successors and permitted assigns, and the term "Administrative Agent" shall mean and include the Administrative Agent herein named and his successors and assigns, and all covenants and agreements herein shall be binding upon and inure to the benefit of Pledgor and the Administrative Agent and their respective assigns, provided that Pledgor shall have no right to assign his rights hereunder to any other Person except in connection with a transfer of the Collateral permitted hereunder.

         SECTION 6.6 APPLICABLE LAWS. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCED UNDER AND PURSUANT TO THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW. IF ANY PROVISION OF THIS AGREEMENT IS HELD TO BE INVALID OR UNENFORCEABLE, THE VALIDITY AND ENFORCEABILITY OF THE OTHER PROVISIONS OF THIS AGREEMENT SHALL REMAIN UNAFFECTED.

         SECTION 6.7 Notices. Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be given in accordance with Section 11 of the Loan Agreement, to the address of such party as follows:

   If to the Administrative Agent:
                                  515 Congress Avenue, 11th Floor
                                  Austin, Texas 78701
                                  Attn: Wade Morgan

                    If to Pledgor:
                                  1301 Capital of Texas Highway
                                  Suite C-300
                                  Austin, Texas 78746-6550
                                  Attn: Treasurer

         SECTION 6.8 Financing Statement. The Administrative Agent shall be entitled at any time to file a photographic or other reproduction of this Agreement as a financing statement, but the failure of the Administrative Agent to do so shall not impair the validity or enforceability of this Agreement.

         SECTION 6.9 Obligations Absolute. All rights and remedies of the Administrative Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Loan Agreement or any of the other Loan Documents or any other agreement or instrument relating to any of the foregoing;

          (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or any of the other Loan Documents;

          (c) any exchange, release, or nonperfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations; or

                  (d) any other circumstance (other than payment in full of the Obligations) that might otherwise constitute a defense available to, or a discharge of, Pledgor.

         SECTION 6.10 Confirmation of Liens. Pledgor acknowledges that this Agreement has been given in amendment, renewal, restatement, and confirmation of Pledgor's obligations, covenants, and agreements contained in the Pledge and Security Agreements previously executed by Pledgor in favor of Administrative Agent and the Lenders, including, without limitation, that dated April 26, 1996 (the "Previous Pledge"). Pledgor further confirms and agrees that neither the execution of the Loan Agreement or any other Loan Document, or the consummation of the transactions described therein, shall in any way affect the liens granted under the Previous Pledge or the perfection or priority thereof, and the obligations evidenced by the Previous Pledge shall continue in full force and effect as modified, amended and restated by the terms contained herein.

         SECTION 6.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.

         SECTION 6.12 ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF PLEDGOR, THE AGENTS AND THE LENDERS WITH RESPECT TO
PLEDGOR'S PLEDGE OF THE PLEDGED PARTNERSHIP INTERESTS AND RESTATES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT IS INTENDED BY PLEDGOR, THE AGENTS AND THE LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THIS AGREEMENT, AND NO COURSE OF DEALING BETWEEN PLEDGOR, THE AGENTS OR THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS AGREEMENT. THERE ARE NO ORAL AGREEMENTS AMONG PLEDGOR, THE AGENTS AND THE LENDERS.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.

                            SIGNATURE PAGES FOLLOW.]

                                                   Pledge and Security Agreement

         IN WITNESS WHEREOF, Pledgor has executed this Agreement as of the day and year first above written.

                                    PLEDGOR:

                                                     OHIO LITHO, INC.,
                                                       a Delaware corporation

                                                     By: /s/ Teena E. Belcik
                                                              Teena E. Belcik
                                                              Treasurer

                                                                       Exhibit A



                                    EXHIBIT A

                                  PARTNERSHIPS

Ohio Mobile Lithotripter, Ltd.

Ohio Mobile Lithotripter II, Ltd.

                                                                       Exhibit B



                                    EXHIBIT B

                             PARTNERSHIP AGREEMENTS

First Amended and Restated Agreement of Limited Partnership of Ohio Mobile Lithotripter, Ltd. dated August 1, 1991, as amended by First Amendment to First Amended and Restated Agreement of Limited Partnership dated as of December 31, 1992

Certificate of Limited Partnership of Ohio Mobile Lithotripter, Ltd. dated May 21, 1991

First Amended and Restated Agreement of Limited Partnership of Ohio Mobile Lithotripter II, Ltd.

Certificate of Limited Partnership of Ohio Mobile Lithotripter II, Ltd. dated August 23, 1995




                          Pledge and Security Agreement



                          PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT (the "Agreement") dated as of January 31, 2000, is by and between OHIO LITHO, INC., a Delaware corporation ("Pledgor"), whose street address is 1301 Capital of Texas Highway, Suite C-300, Austin, Texas 78746-6550, for the benefit of BANK OF AMERICA, N.A., a national banking association ("B of A"), whose street address is 901 Main Street, Dallas, Texas 75202, not in its individual capacity but solely as administrative agent for itself and each of the other banks or lending institutions (each, a "Lender" and collectively, the "Lender") which is or may from time to time become a party to the Loan Agreement (as hereinbelow defined) (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                R E C I T A L S:

     A. Prime Refractive Management, L.L.C., a Delaware limited liability company ("Borrower"), has entered into that certain Loan Agreement dated as of the date hereof with B of A as Administrative Agent and as a Lender, BankBoston, N.A., as Documentation Agent and as a Lender, and the other Lenders from time to time party thereto, as amended, waived, restated, and supplemented from time to time ("Loan Agreement").

         B. Pledgor and certain other guarantors have executed that certain Guaranty Agreement dated as of the date hereof (as the same may be amended, supplemented or modified from time to time, the "Guaranty"), pursuant to which Pledgor has guaranteed to the Agents (as defined in the Loan Agreement) and the Lenders the full and complete payment and performance of the liabilities, obligations, and indebtedness of the Borrower to the Agents and the Lenders under the Loan Documents (as defined in the Loan Agreement).

     C. As a condition to entering into the Loan Agreement, Pledgor must execute and deliver this Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor agrees with the Administrative Agent as follows:

                                    ARTICLE I

                                   DEFINITIONS

         (a) Each term used herein and defined in the Loan Agreement shall have the meaning assigned to it in the Loan Agreement, unless otherwise defined herein or the context otherwise requires.

         (b) In addition, as used herein, the following terms shall, unless otherwise indicated, have the following meanings:

         "Borrower" has the meaning set forth in the recitals.

         "Code" shall mean the Uniform Commercial Code as in effect in the State of Texas.

         "Collateral" shall mean the assets and interests of Pledgor identified in Section 2.1 hereof.

                          Pledge and Security Agreement

                                       12



         "Event of  Default"  shall have the  meaning  assigned  to such term in
Section 5.1.

         "Guaranty" shall mean that certain Guaranty Agreement dated as of the date hereof, executed by Pledgor and certain other guarantors for the benefit of the Agents and the Lenders, guaranteeing the full payment and performance of the Obligations, as amended, modified, confirmed, and extended from time to time.

         "Partnerships" shall mean (a) those partnerships and limited liability companies listed on Exhibit A attached hereto and incorporated herein by reference, as such partnerships or limited liability companies exist or may hereinafter be restated, amended or restructured, (b) any partnership, joint venture, or limited liability company in which Pledgor shall, at any time, become a limited or general partner, venturer, or member, or (c) any partnership, joint venture or corporation formed as a result of the restructure, reorganization or amendment of the Partnerships.

         "Partnership Agreements" shall mean (a) those agreements listed on Exhibit B attached hereto and incorporated herein by reference (together with any modifications, amendments or restatements thereof), and (b) partnership agreements, joint venture agreements, or organizational agreements for any of the partnerships, joint ventures, or limited liability companies described in clause (b) of the definition of "Partnerships" above (together with any modifications, amendments or restatements thereof), and "Partnership Agreement" means any one of the Partnership Agreements.

         "Pledged Partnership Interests" shall mean all of Pledgor's partnership interests, whether general or limited, venture, or membership interests, in the Partnerships, including, without limitation, all of Pledgor's right, title and interest now or hereafter accruing under the Partnership Agreements with respect to any interest now owned or hereafter acquired or owned by Pledgor in the Partnerships, and including all distributions, allocations, proceeds, fees, preferences, payments or other benefits, which Pledgor now is or may hereafter become entitled to receive with respect to such interests in the Partnerships and with respect to the repayment of all loans now or hereafter made by Pledgor to the Partnerships, and Pledgor's undivided percentage interest in the assets of the Partnerships.

         "Secured  Indebtedness" shall have the meaning assigned to such term in
Section 2.1(c) hereof.

         "Security Interests" shall mean the pledge, collateral assignment, and security interests securing the Secured Indebtedness, including (i) the pledge and security interest in the Pledged Partnership Interests granted in this Agreement and (ii) all other security interests created or assigned as additional security for the Secured Indebtedness pursuant to the provisions of this Agreement.

         (c) Whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa.

                                   ARTICLE II

                            COLLATERAL AND OBLIGATION

         SECTION 2.1       Grant of Security Interest.
                           --------------------------

         (a) As collateral security for Secured Indebtedness, Pledgor hereby pledges and grants to the Administrative Agent, for the benefit of the Lenders, a lien on and security interest in and to, and agrees and acknowledges that the Administrative Agent has, and shall continue to have, a security interest in and to, and assigns, transfers, pledges and conveys to the Administrative Agent, all of Pledgor's right, title and interest in and to the following described collateral (the "Collateral") now owned or hereafter acquired, wherever located, howsoever arising or created, and whether now existing or hereafter arising, existing or created, subject to a first lien in favor of Bank of America, N.A., as Administrative Agent ("Prime Administrative Agent") under the Fourth Amended and Restated Loan Agreement dated the date hereof (the "Prime Loan Agreement") among Prime Medical Services, Inc., Prime Administrative Agent, BankBoston, N.A., as documentation agent, and the lenders ("Prime Lenders") from time to time thereunder:

                    (i) the Pledged Partnership Interests and all rights of Pledgor with respect thereto and all proceeds, income and profits therefrom;


                  (ii) all of Pledgor's distribution rights, income rights, liquidation interest, accounts, contract rights, general intangibles, notes, instruments, drafts and documents relating to the Pledged Partnership Interests;

                  (iii) to the extent attributable to the Pledged Partnership Interests, all promissory notes, notes receivable, accounts, accounts receivable and instruments owned or held by Pledgor or, in which Pledgor owns or holds an interest, evidencing obligations of the Partnerships;

                  (iv) all liens, security interests, collateral, property and assets securing any of the promissory notes, notes receivables, instruments, accounts receivable and other claims and interest described in clause
                           (iii) above;

                    (v) all books, files, computer records, computer software, electronic information and other files, records or information relating to any or all of the foregoing; and

                  (vi) all substitutions, replacements, products, proceeds, income and profits arising from any of the foregoing; including without limitation insurance proceeds.

         (b) The Security Interests are granted and the Collateral is collaterally assigned as security only and shall not subject the Administrative Agent or any holder of the Secured Indebtedness to, or transfer or in any way affect or modify, any obligation or liability of Pledgor with respect to any of the Collateral.

         (c) The Collateral shall secure the following obligations, indebtedness, and liabilities (whether at stated maturity, by acceleration or otherwise) (all such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Secured Indebtedness"):

                    (i) the Obligations and the obligations, liabilities and indebtedness of Pledgor to the Agents and the Lenders under the Guaranty;

                  (ii) all reasonable costs and expenses, including, without limitation, all reasonable attorneys' fees and legal expenses, incurred by any of the Agents or any Lender to preserve and maintain the Collateral, collect the obligations herein described, and enforce this Agreement; and

                    (iii)all extensions,  renewals,  and modifications of any of the foregoing.

         SECTION 2.2 Consent. To the extent any Partnership Agreement requires the consent or agreement of Pledgor to the transfer, conveyance, or encumbrance as security for the Secured Indebtedness of all or any portion of the Pledged Partnership Interests, Pledgor hereby irrevocably consents to (a) the grant of the security interest described in Section 2.1 of this Agreement, and (b) any transfer or conveyance of the Pledged Partnership Interests pursuant to the Administrative Agent's exercise of its rights and remedies under Section 5.4 of this Agreement or under any other Loan Document.

         SECTION 2.3 Pledgor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) Pledgor shall remain liable under the Partnership Agreements to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Administrative Agent nor any Lender shall have any obligation or liability under the Partnership Agreements by reason of this Agreement, nor shall the Administrative Agent or any Lender be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Pledgor hereby represents and warrants to the Administrative Agent as follows:

         (a) Pledgor has good and indefeasible title to the Pledged Partnership Interests and other Collateral free and clear of any Lien except for the Security Interests created by this Agreement and the security interests granted in favor of Prime Administrative Agent, and has all necessary authority to pledge and collaterally assign the Pledged Partnership Interests and other Collateral as security for the Secured Obligations and such assignment and transfer is not contrary to or in conflict with the Partnership Agreements or any other agreement;

         (b) No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Agreement or those in favor of Prime Administrative Agent;

     (c) This Agreement has been duly executed and delivered by Pledgor and is the legal and binding obligation of Pledgor enforceable in accordance with its terms;

         (d) Upon execution of this Agreement and an appropriate financing statement by Pledgor and the recording of the financing statement in the appropriate office, the Administrative Agent will have a valid, perfected security interest in the Collateral, subject only to the prior lien of Prime Administrative Agent;

         (e) Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions hereby contemplated, nor compliance with the terms and provisions hereof, will contravene or materially conflict with (i) any material provision of law, statute or regulation to which Pledgor or the Partnerships is subject or (ii) any judgment, license, order or permit applicable to Pledgor or the Partnerships. No consent, approval, authorization or order of any court, governmental authority, partner or third party is required that has not been received or taken (i) for the grant by Pledgor of the Security Interests, (ii) for the execution, delivery or performance of this Agreement by Pledgor, (iii) for the perfection of the Security Interests, or
(iv) except for such notices as are required by the Code or the Loan Agreement, for the exercise by the Administrative Agent of its rights and remedies hereunder (provided, however, that the purchaser of the Collateral at any sale thereof pursuant to Section 5.4 hereof may be required to obtain the consent of the partners in the Partnerships and/or satisfy other conditions set forth in the Partnership Agreements prior to such purchaser's admission as a partner in the Partnership);

     (f) The chief executive office and principal place of business of Pledgor is in Austin, Travis County, Texas; and

         (g) To the best knowledge and belief of Pledgor, Pledgor has fully performed each and every one of his obligations and duties under the Partnership Agreements on or prior to the date due; Pledgor has not received any notice of any default in the performance of his obligations under the Partnership Agreements or of any situation which could give rise to such an event of default thereunder.

                                   ARTICLE IV

                               PLEDGOR'S COVENANTS

         Pledgor hereby covenants and agrees with the Administrative Agent that until the Secured Indebtedness is paid and performed in full:

         (a) Pledgor will not cause, permit or consent to any amendment or modification to the Partnership Agreements in effect as of the date hereof except as permitted in the Prime Loan Agreement;

         (b) Pledgor will pay and discharge promptly when due all taxes, assessments, forced contributions, governmental charges, fines, penalties, and any other lawful claims, of every description, payable by Pledgor with respect to (or which, if not paid could result in an encumbrance upon) any of the Collateral, except as otherwise permitted by the terms of the Loan Agreement. In the event that Pledgor should, for any reason, fail to pay and discharge promptly any taxes, assessments, forced contributions, governmental charges, fines, or penalties when due (subject to the provisions of the Prime Loan Agreement), then the Administrative Agent shall be authorized, but shall not be obligated, to pay the same, with full subrogation to all rights of any Person by reason of such payment, and the amounts so paid, together with interest thereon as provided herein, shall be secured by the Security Interests;

         (c) Pledgor will not sell, transfer, mortgage or otherwise encumber any Collateral in any manner, except for the security interest in favor of Prime Administrative Agent, without first obtaining the written consent of the Administrative Agent. Any written consent to any such sale, mortgage, transfer or encumbrance shall not be construed to be a waiver of this provision in respect of any subsequent proposed sale, mortgage, transfer or encumbrance;

         (d) Pledgor will, at its expense and in such manner and form as the Administrative Agent may from time to time reasonably require, execute, deliver, file and record any financing statement, specific assignment or other instruments, certificates or papers and take any other action that may be necessary or desirable, or that the Administrative Agent may from time to time reasonably request, in order to create, preserve, perfect or validate any Security Interest or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. In the event, for any reason, that the law of any jurisdiction other than the State of Texas becomes or is applicable to the Collateral, or any part thereof, Pledgor agrees to execute and deliver all such instruments and to do all such other things that may be necessary or appropriate to preserve, protect and enforce the Security Interests of the Administrative Agent under the law of such other jurisdiction, to at least the same extent that the Security Interests would be protected under the Code. To the extent permitted by applicable law, Pledgor hereby authorizes the Administrative Agent to execute and file, in the name of Pledgor or otherwise, Uniform Commercial Code financing statements that the Administrative Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests;

         (e) If Pledgor receives, by virtue of being or having been an owner of any of the Collateral, any notes, other instruments, options, cash distributions or any other distribution, resulting from a Capital Event (hereinafter defined) Pledgor shall receive the same in trust for the benefit of the Administrative Agent, shall immediately notify the Administrative Agent of such receipt and shall immediately take all such actions and execute all such documents as the Administrative Agent deems necessary or appropriate to continue or create as perfected Liens, in favor of the Administrative Agent covering such notes, other instruments, options, cash distributions, subject ony to the prior lien in favor of the Prime Administrative Agent. As used herein, the term "Capital Event" shall mean any event generating or resulting in revenues not attributable to the normal business operations of the Partnerships including without limitation, any mortgaging of assets, refinancing of existing indebtedness of any Partnership, condemnation of any assets of any Partnership, sale or transfer of any assets of any Partnership outside the ordinary course of business, or payment of insurance proceeds. At all times other than during the continuance of an Event of Default, Pledgor shall be entitled to receive free from the security interest hereof any note, other instrument, option, cash distribution or any other distribution resulting from any event other than a Capital Event;

         (f) Pledgor will notify the Administrative Agent in writing prior to the removal of Pledgor's chief executive office or principal place of business from the State of Texas;

         (g) Pledgor shall cause to be obtained any and all waivers and consents necessary to make effective the grant contained in and to perfect the security interest granted to the Administrative Agent pursuant to Section 2.1 hereof, including without limitation, all necessary waivers and consents from the other partners, if any, of each Partnership;

         (h) Pledgor shall perform fully all obligations imposed upon it by any agreements or instruments concerning all or any part of the Collateral, including without limitation the Partnership Agreements and shall maintain in full force and effect all such agreements and instruments, and shall not amend or modify, or consent to the amendment or modification of such agreements or instruments, without the prior written consent of the Administrative Agent; and

         (i) Pledgor shall promptly notify the Administrative Agent of any material adverse change in any material fact or material circumstance warranted or represented by Pledgor in this Agreement or in any other writing furnished by Pledgor to the Administrative Agent in connection with the Collateral or the Secured Indebtedness, and shall promptly notify the Administrative Agent of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the Security Interests herein, and, at the request of the Administrative Agent, shall appear and defend, at Pledgor's expense, any such action or proceeding.

                                    ARTICLE V

                    GENERAL AUTHORITY AND POWERS AND REMEDIES

         SECTION 5.1       Events of Default.
                           -----------------

         Pledgor shall be in default under this Agreement upon the happening of any of the following events or conditions (hereinafter called an "Event of Default"):

         (a)      An Event of Default under the Loan Agreement shall occur; or

     (b) The ownership of any of the Collateral becomes vested in a person or entity other than Pledgor, except as permitted hereunder; or

         (c) The Administrative Agent's Liens in any of the Collateral should become unenforceable, or cease to be first priority Liens, subject only to the prior lien of Prime Administrative Agent.

         SECTION 5.2 Right to Receive Distributions. The Administrative Agent shall have the right, at any time following the occurrence and during the continuation of an Event of Default, to receive all payments and distributions made to Pledgor upon or with respect to the Collateral and Pledgor agrees to take all such action as the Administrative Agent may reasonably deem necessary or appropriate to give effect to such right.

         SECTION 5.3 General Authority. Pledgor hereby irrevocably appoints the Administrative Agent, and its successors and assigns, the true and lawful attorney-in-fact of Pledgor, with full power of substitution, in the name of Pledgor, for the sole use and benefit of the Administrative Agent, but at Pledgor's expense, to the extent permitted by law to exercise, at any time and from time to time following the occurrence and during the continuance of an Event of Default, all or any of the following powers with respect to all or any of the Collateral:

     (a) to ask, demand, sue for, collect, receive and give acquittance and receipts for any and all monies due or to become due upon or by virtue thereof;

     (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) preceding;

     (c) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

         (d) subject to Section 5.4 hereof, to sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof as fully and effectually as if the Administrative Agent were the absolute owner thereof; and

     (e) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto.

In addition, the Administrative Agent, at any time, either before or after an Event of Default, shall have the right, together with such accountants and other agents or representatives as they may from time to time designate, to visit and inspect the Partnerships' properties, assets, books, records and documents and to discuss the Partnerships' affairs, finances and accounts with Pledgor's and the Partnerships' representatives, officers or directors, during all business hours as the Administrative Agent may designate, and to make and take away copies of the Partnerships' records at the Administrative Agent's expense. Pledgor shall furnish to Administrative Agent any information reasonably requested by the Administrative Agent in connection with the Collateral. Pledgor will maintain complete and accurate books and records regarding the Collateral.

         SECTION 5.4       Remedies Upon Default.
                           ---------------------

         (a) If any Event of Default shall have occurred and is continuing, the Administrative Agent, at its option, without demand, presentment, notice of acceleration, intention to accelerate or other notice (which are fully waived) may:

                  (1) exercise all the rights of a secured party under the Code (whether or not the Code is in effect in the jurisdiction where such rights are exercise, unless prohibited by applicable law).

     (2) apply the cash, if any, then held by the Administrative Agent as Collateral as specified in Section 5.6.

                  (3) sell all of the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may reasonably deem satisfactory. Upon the Administrative Agent's demand, Pledgor will take all steps necessary to prepare the Collateral for and otherwise assist in any proposed disposition of the Collateral. Any holder of the Secured Indebtedness may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same absolutely, free from any right or claim of whatsoever kind. Any holder of the Secured Indebtedness shall have the right to offset the amount of its bid against an equal amount of the Secured Indebtedness held by such holder.

         Pledgor agrees that, because of the Securities Act of 1933, as amended, or any other laws or regulations, and for other reasons, there may be legal and/or practical restrictions or limitations affecting the Administrative Agent in any attempts to dispose of certain portions of the Collateral and for the enforcement of their rights. For these reasons, the Administrative Agent is hereby authorized by Pledgor, but not obligated, upon the occurrence and during the continuation of an Event of Default, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other laws or regulations, at a reasonable price at such private sale or other distribution in the manner mentioned above. Pledgor understands that the Administrative Agent may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part or party thereof, than would otherwise be obtainable if such collateral were either afforded to a larger number or potential purchasers, or registered or sold in the open market. Pledgor agrees that such private sale shall be deemed to have been made in a commercially reasonable manner, and that the Administrative Agent has no obligation to delay sale of any Collateral to permit the issuer thereof to register it for public sale under any applicable federal or state securities laws.

         The Administrative Agent is authorized, in connection with any such sale (i) to restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Collateral and (ii) to impose such other limitations or conditions in connection with any such sale as the Administrative Agent reasonably deems necessary in order to comply with applicable law. Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Administrative Agent reasonably deems necessary in order that any such sale may be made in compliance with applicable law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of Pledgor of whatsoever kind, including any equity or right of redemption of Pledgor. Pledgor, to the extent permitted by applicable law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

         Pledgor agrees that five (5) days' written notice from the Administrative Agent to Pledgor of the Administrative Agent's intention to make any such public or private sale or sale at a broker's board or on a securities exchange shall constitute "reasonable notification" within the meaning of Section 9-504(c) of the Code. Such notice shall
         (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such a sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered to sale at such board or exchange and
         (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may reasonably determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

         In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and in case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         (b) Without the limiting the foregoing, or imposing upon the Administrative Agent any obligations or duties not required by applicable law, Pledgor acknowledges and agrees that, in foreclosing upon any of the Collateral, or exercising any other rights or remedies provided the Administrative Agent hereunder or under applicable law, the Administrative Agent may, but shall not be required to (1) qualify or restrict prospective purchasers of the Collateral by requiring evidence of sophistication and/or creditworthiness, and requiring the execution and delivery of confidentiality agreements or other documents and agreements as a condition to such prospective purchasers' receipt of information regarding the Collateral or participation in any public or private foreclosure sale process; (2) provide to prospective purchasers the Partnership Agreements and business and financial information regarding the Partnerships available in the files of the Administrative Agent at the time of commencing the foreclosure process, without the requirement that the Administrative Agent obtain, or seek to obtain, any updated business or financial information or Partnership Agreements, or verify, or certify to prospective purchasers, the accuracy of any such business or financial information or Partnership Agreements; (3) sell at foreclosure all, or a portion but not all, of the rights, titles and interests of Pledgor in a particular Partnership or group of Partnerships; it being further specifically acknowledged by Pledgor that limitations or potential limitations on the transfer of certain Collateral under the Partnership Agreements or other applicable agreements or law may limit the Administrative Agent's right or ability to foreclose upon or sell certain rights, titles and interests of Pledgor in the Partnerships; (4) offer for sale, and sell, partnership interests either with, or without, first employing an appraiser, investment banker, or broker with respect to the evaluation of Collateral, the solicitation of purchasers for Collateral, or the manner of sale of Collateral.

         (c) The Administrative Agent shall have all rights, remedies and recourse granted in the Loan Agreement and the other Loan Documents or existing at common law or equity (including specifically those granted by the Code), and such rights and remedies (1) shall be cumulative and concurrent, (2) may be pursued separately, successively or concurrently against Pledgor and any party obligated to pay or perform the Obligations, any of the Collateral, or any other security for any of the Obligations, at the sole discretion of the Administrative Agent, and (3) may be exercised as often as occasion therefor shall arise, it being agreed by Pledgor that the exercise or failure to exercise any such rights or remedies shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse.

         (d) Notwithstanding a foreclosure upon any of the Collateral or exercise of any other remedy by the Administrative Agent in connection with an Event of Default, Pledgor shall not be subrogated thereby to any rights of the Administrative Agent against the Collateral or any other security for any of the Obligations. Pledgor shall not be deemed to be the owner of any interest in any of the Obligations until all of the Obligations have been paid to the Administrative Agent and are fully performed and discharged.

         (e) All recitals in any instrument of assignment or any other instrument executed by the Administrative Agent incident to the sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof hereunder shall be presumptive evidence of the matters stated therein and all prerequisites of such sale or other action contained in such recitals shall be presumed to have been performed or to have occurred.

         SECTION 5.5 Waivers by Pledgor. In case of any Event of Default, neither Pledgor nor anyone claiming by, through or under Pledgor, to the extent Pledgor may lawfully so agree, shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any of the Collateral is situated for purposes of applicable law, in order to prevent or hinder the enforcement of this Agreement, or the absolute sale of the Collateral, or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereof; and Pledgor in Pledgor's own right and for all who may claim under Pledgor, hereby waives, to the fullest extent that Pledgor may lawfully do so, the benefit of any and all right to have the Collateral marshaled upon any enforcement of the Security Interests herein granted, and Pledgor agrees that the Administrative Agent or any court having jurisdiction to enforce the Security Interests may sell the Collateral in parts or as an entirety.

         SECTION 5.6 Application of Proceeds. The Administrative Agent shall apply the proceeds of any foreclosure sale or other realization upon the Collateral as follows (as modified, if necessary, by the requirements of applicable law):

         (a) First,  to the payment of all reasonable  costs and expenses of any
foreclosure   and  collection   hereunder  and  all  proceedings  in  connection
therewith, including reasonable compensation to Administrative Agent's counsel;

         (b) Then, to the reimbursement of the Administrative Agent for all disbursements made by the Administrative Agent for taxes, assessments or liens superior to the Security Interests and which the Administrative Agent shall deem expedient to pay;

     (c) Then, to the reimbursement of the Administrative Agent for any other disbursements made by, or reasonable expenses incurred by, the Administrative Agent in accordance with the terms hereof;

     (d) Then, to the Prime Administrative Agent until all secured obligations of Pledgor to it and the Prime Lenders are paid;

     (e) Then, to the Secured Indebtedness, in any manner determined by the Administrative Agent in its sole discretion; and

     (f) The remainder of such proceeds, if any, shall be paid to Pledgor.

         The foregoing application provisions shall apply not only to proceeds resulting from foreclosure but also to proceeds or distributions resulting from any other claim, (including claims made in bankruptcy proceedings), action or proceeding to enforce or protect the Administrative Agent's lien in the Collateral.

         SECTION 5.7 Enforcement of Secured Indebtedness. Nothing in this Agreement shall affect or impair the unconditional and absolute right of the Administrative Agent to enforce the Secured Indebtedness as and when the same shall become due in accordance with the terms of the Loan Documents whether by acceleration or otherwise.

                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Uniform Commercial Code in effect and applicable hereto.

         SECTION 6.2 Headings. The headings of articles and sections herein are inserted only for convenience and shall in no way define, describe or limit the scope or intent of any provision of this Agreement.

         SECTION 6.3 Amendments. No change, amendment, modification, cancellation or discharge of any provision of this Agreement shall be valid unless consented to in writing by the Administrative Agent and Pledgor (subject to the terms of the Loan Agreement).

         SECTION 6.4 Assignment of the Administrative Agent's Rights. The Administrative Agent shall have the right to assign all or any portion of its rights under this Agreement to any subsequent holder or holders of the Obligations.

         SECTION 6.5 Parties in Interest. As and when used herein, the term "Pledgor" shall mean and include Pledgor herein named and his successors and permitted assigns, and the term "Administrative Agent" shall mean and include the Administrative Agent herein named and his successors and assigns, and all covenants and agreements herein shall be binding upon and inure to the benefit of Pledgor and the Administrative Agent and their respective assigns, provided that Pledgor shall have no right to assign his rights hereunder to any other Person except in connection with a transfer of the Collateral permitted hereunder.

         SECTION 6.6 APPLICABLE LAWS. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCED UNDER AND PURSUANT TO THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW. IF ANY PROVISION OF THIS AGREEMENT IS HELD TO BE INVALID OR UNENFORCEABLE, THE VALIDITY AND ENFORCEABILITY OF THE OTHER PROVISIONS OF THIS AGREEMENT SHALL REMAIN UNAFFECTED.

         SECTION 6.7 Notices. Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be given in accordance with Section 11 of the Loan Agreement, to the address of such party as follows:

         If to the Administrative Agent:       515 Congress Avenue, 11th Floor

                                               Austin, Texas 78701

                                               Attn: Wade Morgan

         If to Pledgor:                        1301 Capital of Texas Highway

                                               Suite C-300

                                               Austin, Texas 78746-6550

                                               Attn: Treasurer

         SECTION 6.8 Financing Statement. The Administrative Agent shall be entitled at any time to file a photographic or other reproduction of this Agreement as a financing statement, but the failure of the Administrative Agent to do so shall not impair the validity or enforceability of this Agreement.

         SECTION 6.9 Obligations Absolute. All rights and remedies of the Administrative Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

               (a) any lack of validity or enforceability of the Loan Agreement or any of the other Loan Documents or any other agreement or instrument relating to any of the foregoing;

                  (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or any of the other Loan Documents;

               (c) any exchange, release, or nonperfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations; or

                  (d) any other circumstance (other than payment in full of the Obligations) that might otherwise constitute a defense available to, or a discharge of, Pledgor.

         SECTION 6.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.

         SECTION 6.11 ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF PLEDGOR, THE AGENTS AND THE LENDERS WITH RESPECT TO
PLEDGOR'S PLEDGE OF THE PLEDGED PARTNERSHIP INTERESTS AND RESTATES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT IS INTENDED BY PLEDGOR, THE AGENTS AND THE LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THIS AGREEMENT, AND NO COURSE OF DEALING BETWEEN PLEDGOR, THE AGENTS OR THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS AGREEMENT. THERE ARE NO ORAL AGREEMENTS AMONG PLEDGOR, THE AGENTS AND THE LENDERS.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.

                            SIGNATURE PAGES FOLLOW.]

                          Pledge and Security Agreement

         IN WITNESS WHEREOF, Pledgor has executed this Agreement as of the day and year first above written.

                                    PLEDGOR:

                                                     OHIO LITHO, INC.,
                                                       a Delaware corporation

                                                     By: /s/ Teena E. Belcik
                                                              Teena E. Belcik
                                                              Treasurer

                                                                       Exhibit A



                                    EXHIBIT A

                                  PARTNERSHIPS

Ohio Mobile Lithotripter, Ltd.

Ohio Mobile Lithotripter II, Ltd.

                                                                       Exhibit B



                                    EXHIBIT B

                             PARTNERSHIP AGREEMENTS

First Amended and Restated Agreement of Limited Partnership of Ohio Mobile Lithotripter, Ltd. dated August 1, 1991, as amended by First Amendment to First Amended and Restated Agreement of Limited Partnership dated as of December 31, 1992

Certificate of Limited Partnership of Ohio Mobile Lithotripter, Ltd. dated May 21, 1991

First Amended and Restated Agreement of Limited Partnership of Ohio Mobile Lithotripter II, Ltd.

Certificate of Limited Partnership of Ohio Mobile Lithotripter II, Ltd. dated August 23, 1995